Filed Pursuant to Rule 497(e)
1933 Act File No. 333-17391
1940 Act File No. 811-07959

SEMPER MBS TOTAL RETURN FUND

Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

A Series of Advisors Series Trust

Supplement to the Prospectus and Statement of Additional Information (“SAI”) for the
Semper MBS Total Return Fund, each dated March 30, 2020, as supplemented

Effective immediately, Mr. Neil Aggarwal will no longer serve as a portfolio manager to the Semper MBS Total Return Fund (the “Fund”). Therefore, please disregard all references to Mr. Aggarwal in the Prospectus and SAI for the Fund.

Please retain this Supplement with your Prospectus and SAI.